1290 Funds®

1290 SmartBeta Equity Fund

Supplement Dated December 26, 2018 to the Summary Prospectus, Prospectus and Statement of Additional Information Dated March 1, 2018, as Supplemented

This Supplement updates certain information contained in the Summary Prospectus, Prospectus and Statement of Additional Information of 1290 Funds (“Trust”), dated March 1, 2018, as supplemented. You should read this Supplement in conjunction with the Summary Prospectus, Prospectus and Statement of Additional Information and retain it for future reference. You may obtain an additional copy of the Summary Prospectus, Prospectus and Statement of Additional Information, free of charge, by calling 1-888-310-0416 or by sending an e-mail request to 1290Funds@mediantonline.com, or you can view, print, and download a copy of these documents at the Trust’s website at www.1290Funds.com.

The purpose of this Supplement is to provide you with information regarding a change to the portfolio manager with respect to the 1290 SmartBeta Equity Fund (the “Fund”):

Information Regarding

1290 SmartBeta Equity Fund

Effective January 1, 2019, Will Jump will no longer serve as a portfolio manager to the Fund.

All references to Will Jump, contained in the Summary Prospectus, Prospectus and Statement of Additional, with respect to the Fund are hereby deleted in their entirety.